UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 2, 2022

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

485C Route 1 South, Suite 400, Iselin, New Jersey 08830

(Address of Principal Executive Offices) (Zip Code)

732-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MSEX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Tidewater Utilities, Inc. Regulatory Rate Order Issued

On August 31, 2022, the Delaware Public Service Commission (DEPSC) issued an Order requiring Tidewater Utilities, Inc. (Tidewater) to reduce its base rates charged to general metered and private fire customers by 5.992%, effective for service rendered on and after September 1, 2022. On June 23, 2022, the Delaware Division of the Public Advocate filed a petition with the DEPSC requesting that Tidewater’s rates be reduced based on the claim that Tidewater has been earning above its authorized rate of return. The rate reduction is expected to reduce annual revenues by approximately $2.2 million.

Middlesex Water Company is the parent company and sole shareholder of Tidewater. Tidewater provides water services to approximately 55,000 retail customers in New Castle, Kent and Sussex Counties, Delaware.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

/s/A. Bruce O’Connor
A. Bruce O’Connor
Senior Vice President, Treasurer and
Chief Financial Officer

Dated: September 2, 2022

This release contains forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, our long-term strategy and expectations, the status of our acquisition program, the impact of our acquisitions, the impact of current and projected rate requests and the impact of our capital program on our environmental compliance. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including: general economic business conditions, unfavorable weather conditions, the success of certain cost containment initiatives, changes in regulations or regulatory treatment, availability and the cost of capital, the success of growth initiatives and other factors discussed in our filings with the Securities and Exchange Commission.

Media Contact:

Bernadette Sohler, Vice President – Corporate Affairs

Middlesex Water Company

(732) 638-7549

www.middlesexwater.com